UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2013

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20086	41-0760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota  55439

(Address of Principal Executive Offices)

(Zip code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Attached hereto as Exhibit 99.1, and incorporated by reference, is a copy of the slide presentation for the investor conference with management scheduled for February 25, 2013, to discuss Universal Hospital Services, Inc.’s overall business strategy and financial performance.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1

Slides presented during Universal Hospital Services, Inc.’s investor conference with management scheduled for February 25, 2013, to discuss Universal Hospital Services, Inc.’s overall business strategy and financial performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.

By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Executive Vice President and
Chief Financial Officer

Date: February 22, 2013

Exhibit Index

Exhibit No.	Description

99.1

Slides presented during Universal Hospital Services, Inc.’s investor conference with management scheduled for February 25, 2013, to discuss Universal Hospital Services, Inc.’s overall business strategy and financial performance.